Exhibit h(1)

                         Form of Underwriting Agreement

                    Auction Rate Cumulative Preferred Shares

                             CNA Income Shares, Inc.

                             1,200 Shares, Series T

                    Liquidation Preference $25,000 Per Share

                             UNDERWRITING AGREEMENT

                                                                July ___, 2001

SALOMON SMITH BARNEY INC.
GRUNTAL & CO., L.L.C.

c/o SALOMON SMITH BARNEY INC.
    388 Greenwich Street
    New York, New York 10013

Ladies and Gentlemen:

          CNA Income Shares, Inc., a Maryland corporation (the "Fund"), proposes, upon the terms and conditions set forth herein, to issue and sell an aggregate of 1,200 shares of its Series T Auction Rate Cumulative Preferred Shares, liquidation preference $25,000 per share (the Auction Rate Cumulative Preferred Shares to be sold hereby are referred to herein, as the "Shares"). The Shares will be authorized by, and subject to the terms and conditions of, the Articles Supplementary of the Fund (the "Articles Supplementary"), in the form filed as an exhibit to the Registration Statement referred to in Section 1 of this Agreement. The Fund, Continental Assurance Company ("CAC" or the "Adviser") and Highland Capital Management, L.P. ("Highland"), wish to confirm as follows their agreement with Salomon Smith Barney Inc. (the "Representative") and Gruntal & Co., L.L.C. (together with the Representative, the "Underwriters"), in connection with the purchase of the Shares by the Underwriters.

          Collectively, the Investment Advisory Agreement, dated as of March 21, 1975, between the Fund and CAC (the "Advisory Agreement"), the Domestic Custody Agreement, dated as of November 26, 1996, between the Fund and The Chase Manhattan Bank, the Transfer Agency Agreement, dated as of February 19, 1986, between the Fund and The Bank of New York (the "Transfer Agency Agreement"), the Credit Agreement, dated as of June 2, 1997, between the Fund and the First National Bank of Chicago (the "Credit Agreement"), the Letter Agreement, dated as of July ___, 2001, between the Fund and The Depository Trust Company (the "DTC Agreement") and the Auction Agency Agreement, dated as of July ___, 2001, between the Fund and Bankers Trust Company are hereinafter referred to as the "Fund Agreements." This Underwriting Agreement is hereinafter referred to as the "Agreement." On April 26, 2001, CAC and Highland entered into a definitive agreement (the "Purchase Agreement") whereby Highland will acquire the goodwill and certain other assets associated with CAC's advisory and related functions with respect to the Fund under CAC's current investment advisory agreement with the Fund. The investment advisory agreement into which the Fund and Highland intend to enter is hereinafter referred to as the "New Advisory Agreement."

          1. REGISTRATION STATEMENT AND PROSPECTUS. The Fund has prepared and filed with the Securities and Exchange Commission (the "Commission) in conformity with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission promulgated under the 1933 Act (the "1933 Act Rules and Regulations") and the 1940 Act (the "1940 Act Rules and Regulations" and, together with the 1933 Act Rules and Regulations, the "Rules and Regulations") a registration statement on Form N-2 (File Nos. 333-62360 and 811-02365), under the 1933 Act and the 1940 Act (the "Registration Statement"), including a prospectus relating to the Shares. The Fund also has filed a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A (the "1940 Act Notification"). The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective under the 1933 Act or, if the registration statement became effective under the 1933 Act prior to the execution of this Agreement, as amended or supplemented at the time it became effective prior to the execution of this Agreement, and includes any information deemed to be included by Rule 430A under the 1933 Act Rules and Regulations. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed under the 1933 Act and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. If the Fund has filed an abbreviated registration statement to register an additional amount of Shares pursuant to Rule 462(b) under the 1933 Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall include such Rule 462 Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement or, if the prospectus and statement of additional information included in the Registration Statement omit information in reliance on Rule 430A under the 1933 Act Rules and Regulations and such information is included in a prospectus and statement of additional information filed with the Commission pursuant to Rule 497(h) under the 1933 Act Rules and Regulations, the term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement as supplemented by the addition of the information contained in the prospectus (including the statement of additional information) filed with the Commission pursuant to Rule 497(h). The term "Prepricing Prospectus" as used in this Agreement means the prospectus and statement of additional information subject to completion in the forms included in the registration statement at the time of the initial filing of the registration statement with the Commission on June 6, 2001, and as such prospectus and statement of additional information shall have been amended from time to time prior to the date of the Prospectus, together with any other prospectus and statement of additional information relating to the Fund other than the Prospectus approved in writing by or directly or indirectly prepared by the Fund or the Adviser; it being understood that the definition of Prepricing Prospectus above shall not include any Prepricing Prospectus prepared by the Underwriters unless approved in writing by the Fund or the Adviser. The terms "Registration Statement," "Prospectus" and "Prepricing Prospectus" shall also include any financial statements incorporated by reference therein.

          The Fund has furnished the Representative with copies of such registration statement, each amendment to such registration statement filed with the Commission and each Prepricing Prospectus, and the Representative has provided the same to the other Underwriters.

          2. AGREEMENTS TO SELL AND PURCHASE. The Fund hereby agrees, subject to all the terms and conditions set forth herein, to issue and to sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Fund, CAC and Highland herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Fund, at a purchase price of $24,750 per Share, the number of shares of Auction Rate Cumulative Preferred Shares set forth opposite the name of such Underwriter in Schedule I hereto.

          3. TERMS OF PUBLIC OFFERING. The Fund and the Adviser have been advised by the Underwriters that they propose to make a public offering of the Shares as soon after the Registration Statement and this Agreement have become effective as in the Underwriters' judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

          4. DELIVERY OF THE SHARES AND PAYMENT THEREFOR. Delivery to the Underwriters of and payment to the Fund for the Shares and compensation of the Underwriters with respect thereto shall be made at the office of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, or through the facilities of The Depository Trust Company or another mutually agreeable facility, at 9:30 A.M., New York City time, on July ___, 2001 (the "Closing Date"). The place of closing for the Shares and the Closing Date may be varied by agreement between you and the Fund.

          A certificate for the Shares shall be registered in such name as the Underwriters shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date. Such certificate shall be made available to the Underwriters in New York City for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date.

          5. AGREEMENTS OF THE FUND AND THE ADVISER. The Fund and the Adviser, jointly and severally, agree with the Underwriters as follows:

               (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective under the 1933 Act before the offering of the Shares may commence, the Fund will use its reasonable best efforts to cause the Registration Statement or such post-effective amendment to become effective under the 1933 Act as soon as possible. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A of the 1933 Act Rules and Regulations, the Fund will file a prospectus including such information pursuant to Rule 497(h) of the 1933 Act Rules and Regulations, as promptly as practicable, but no later than the second business day following the earlier of the date of the determination of the offering price of the Shares or the date the Prospectus is first used after the effective date of the Registration Statement. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Fund will file a Prospectus pursuant to Rule 497(c), (e) or (j) of the 1933 Act Rules and Regulations as promptly as practicable, but no later than the fifth business day following the date of the later of the effective date of the Registration Statement or the commencement of the public offering of the Shares after the effective date of the Registration Statement. The Fund will advise the Underwriters promptly and, if requested by the Underwriters, will confirm such advice in writing (i) when the Registration Statement or such post-effective amendment has become effective, and (ii) when the Prospectus has been timely filed pursuant to Rule 497(e) or Rule 497(h) of the 1933 Act Rules and Regulations or the certification permitted pursuant to Rule 497(j) of the 1933 Act Rules and Regulations has been timely filed, whichever is applicable.

               (b) For a period of three years from the date hereof, unless otherwise provided herein, the Fund will advise the Underwriters promptly and, if requested by the Underwriters, will confirm such advice in writing: (i) of any request made by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus (or any amendment or supplement to any of the foregoing) or for additional information,
(ii) of the issuance by the Commission, the National Association of Securities Dealers, Inc. (the "NASD"), any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official of any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus or any Prepricing Prospectus, or any sales material (as hereinafter defined), of any notice pursuant to Section 8(e) of the 1940 Act, of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purposes,
(iii) of receipt by the Fund, the Adviser, any affiliate of the Fund or the Adviser or any representative or attorney of the Fund or the Adviser of any other material communication from the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official relating to the Fund (if such communication relating to the Fund is received by such person within three years after the date of this Agreement), the Registration Statement, the 1940 Act Notification, the Prospectus, any Prepricing Prospectus, any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) or this Agreement or any of the Fund Agreements and (iv) within the period of time referred to in paragraph (f) below, of any material adverse change in the condition (financial or other), business, business prospects, properties, net assets or results of operations of the Fund or the Adviser or of the happening of any other event which makes any statement of a material fact made in the Registration Statement or the Prospectus, or any Prepricing Prospectus or any sales materials (as herein defined) (or any amendment or supplement to any of the foregoing) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus, or any Prepricing Prospectus or any sales materials (as herein defined) (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made), not misleading or of the necessity to amend or supplement the Registration Statement, the Prospectus, or any Prepricing Prospectus or any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law or order of any court or regulatory body. If at any time the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus or any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Shares for offering or sale in any jurisdiction, the Fund will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

               (c) The Fund will furnish to you, without charge, a signed copy of the Registration Statement and the 1940 Act Notification as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto, and will also furnish to you, without charge, such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto, but without exhibits, as you may reasonably request.

               (d) The Fund will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus, any Prepricing Prospectus, or any sales material (as herein defined), of which you shall not previously have been advised or to which you shall reasonably object after being so advised or (ii) so long as, in the opinion of counsel for the Underwriters, a Prospectus is required by the 1933 Act to be delivered in connection with sales by the Underwriters or any dealer, file any information, documents or reports pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), without delivering a copy of such information, documents or reports to you prior to or concurrently with such filing.

               (e) Prior to the execution and delivery of this Agreement, the Fund has delivered to you, without charge, in such quantities as you have requested, copies of each form of the Prepricing Prospectus. The Fund consents to the use, in accordance with the provisions of the 1933 Act and with the state securities or blue sky laws of the jurisdictions in which the Shares are offered by the Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Fund.

               (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the 1933 Act to be delivered in connection with sales of Shares by the Underwriters or any dealer, the Fund will expeditiously deliver to the Underwriters and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as the Underwriters may reasonably request. The Fund consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the 1933 Act and with the state securities or blue sky laws of the jurisdictions in which the Shares are offered by the Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the 1933 Act to be delivered in connection with sales by the Underwriters or any dealer. If during such period of time any event shall occur that in the judgment of the Fund or in the opinion of counsel for the Underwriters is required to be set forth in the Registration Statement or the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, or if it is necessary to supplement or amend the Registration Statement or the Prospectus to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other federal law, rule or regulation, or any state securities or blue sky disclosure laws, rules or regulations, the Fund will forthwith prepare and, subject to the provisions of paragraph (d) above, promptly file with the Commission an appropriate supplement or amendment thereto, and will expeditiously furnish to the Underwriters and dealers, without charge, a reasonable number of copies thereof. In the event that the Fund and the Underwriters agree that the Registration Statement or the Prospectus should be amended or supplemented, the Fund, if requested by the Underwriters, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

               (g) The Fund will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Fund be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

               (h) The Fund will make generally available to holders of the Fund's securities, as soon as practicable but in no event later than the last day of the 18th full calendar month following the calendar quarter in which the effective date of the Registration Statement falls, an earnings statement, if applicable, satisfying the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and Regulations.

               (i) During the period of five years after the date of this Agreement, the Fund will furnish to you (i) as soon as available, a copy of each report of the Fund mailed to stockholders or filed with the Commission or furnished to the New York Stock Exchange (the "NYSE") other than reports on Form N-SAR, and (ii) from time to time such other information concerning the Fund as the Underwriters may reasonably request.

               (j) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than by notice given by the Underwriters terminating this Agreement pursuant to Section 13 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Fund or the Adviser to comply with the terms or fulfill any of the conditions of this Agreement, the Fund and the Adviser, jointly and severally, agree to reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters) incurred by the Underwriters in connection herewith.

               (k) The Fund will apply the net proceeds from the sale of the Shares in accordance with the description set forth in the Prospectus and in such a manner as to comply with the investment objectives, policies and restrictions of the Fund as described in the Prospectus.

               (l) The Fund will timely file the requisite copies of the Prospectus with the Commission pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations, whichever is applicable or, if applicable, will timely file the certification permitted by Rule 497(j) of the 1933 Act Rules and Regulations and will advise the Underwriters of the time and manner of such filing.

               (m) Except as provided in this Agreement or as disclosed in the Prospectus, so long as the Shares remain outstanding, the Fund will not sell, contract to sell, or otherwise dispose of any senior securities (as defined in the 1940 Act) (other than senior securities sold in an underwriting lead-managed by Salomon Smith Barney Inc.) of the Fund, or grant any options or warrants to purchase senior securities of the Fund, for a period of 120 days after the date of the Prospectus, without the prior written consent of the Underwriters.

               (n) Except as stated in this Agreement and in the Prepricing Prospectus and the Prospectus, neither the Fund nor the Adviser has taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Shares.

               (o) The Fund will use commercially reasonable efforts to cause the Shares, prior to the Closing Date, to be assigned a rating of 'aaa' by Moody's Investors Service, Inc. ("Moody's") and 'AAA' by Standard & Poor's, a division of McGraw-Hill Companies, Inc. ("S&P" and, together with Moody's, the "Rating Agencies").

               (p) The Fund and the Adviser will use commercially reasonable efforts to perform all of the agreements required of them and discharge all conditions to closing as set forth in this Agreement.

               (q) The Fund will comply with the undertaking set forth in paragraph 6 of Item 33 of Part C of the Registration Statement.

          6. AGREEMENTS OF HIGHLAND. Highland agrees with the Underwriters as follows:

               (a) If the New Advisory Agreement becomes effective, for a period of three years from the date hereof, unless otherwise provided herein, Highland will advise the Underwriters promptly and, if requested by the Underwriters, will confirm such advice in writing: (i) of receipt by Highland, any affiliate of Highland or any representative or attorney of Highland of any material communication from the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official relating to the Fund (if such communication relating to the Fund is received by such person within three years after the date of this Agreement), the Registration Statement, the 1940 Act Notification, the Prospectus, any Prepricing Prospectus, any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) or this Agreement or any of the Fund Agreements and (ii) within the period of time referred to in paragraph 5(f) above, of any material adverse change in the condition (financial or other), business, business prospects, properties, net assets or results of operations of Highland or of the happening of any other event which makes any statement of a material fact made in the Registration Statement or the Prospectus, or any Prepricing Prospectus or any sales materials (as herein defined) (or any amendment or supplement to any of the foregoing) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus, or any Prepricing Prospectus or any sales materials (as herein defined) (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made), not misleading or of the necessity to amend or supplement the Registration Statement, the Prospectus, or any Prepricing Prospectus or any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law or order of any court or regulatory body.

               (b) Highland will use commercially reasonable efforts to perform all of the agreements required of them and discharge all conditions to closing as set forth in this Agreement.

          7. REPRESENTATIONS AND WARRANTIES OF THE FUND AND THE ADVISER. The Fund and the Adviser, jointly and severally, represent and warrant to the Underwriters that:

               (a) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 497 of the 1933 Act Rules and Regulations, complied when so filed in all material respects with the applicable provisions of the 1933 Act, the 1940 Act and the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

               (b) The registration statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 497 of the 1933 Act Rules and Regulations and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission, complied or will comply in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, except that this representation and warranty does not apply to statements in or omissions from the registration statement or the Prospectus made in reliance upon and in conformity with information relating to the Underwriters furnished to the Fund in writing by or on behalf of the Underwriters expressly for use therein.

               (c) The Proxy Statement of the Fund, dated May 11, 2001, relating to certain amendments to the Charter in connection with the offering of the Shares, when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission, complied or will comply in all material respects with the provisions of the 1934 Act, the 1940 Act and the Rules and Regulations and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (d) All the outstanding shares of common stock of the Fund (the "Common Shares") have been duly authorized and validly issued by the Fund, are fully paid and nonassessable and are free of any preemptive or similar rights; the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued by the Fund, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them); and the capitalization of the Fund conforms to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them).

               (e) The Fund is a corporation duly incorporated and validly existing under the laws of the State of Maryland with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, business prospects, properties, net assets or results of operations of the Fund, whether or not arising in the ordinary course of business (a "Material Adverse Effect"); and the Fund has no subsidiaries.

               (f) There are no legal or governmental proceedings pending or, to the knowledge of the Fund, threatened, against the Fund, or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

               (g) The Fund is not in violation of its Charter (the "Charter"), Articles Supplementary or Bylaws (the "Bylaws"), or other organizational documents or of any law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or governmental agency, body or official having jurisdiction over the Fund, or in default in any respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound, except where such violation does not have a Material Adverse Effect.

               (h) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement, any of the Fund Agreements or the New Advisory Agreement by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (A) requires the Fund to obtain any consent, approval, authorization or other order of or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may have been obtained prior to the date hereof and such as may be required for compliance with the state securities or blue sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the Charter, the Bylaws or other organizational documents of the Fund or (B) conflicts or will conflict with or constitutes or will constitute a material breach of, or a default under, any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Fund or any of its properties, or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of its property or assets is subject, except for the Credit Agreement, which shall be satisfied in full prior to the effective date of the New Advisory Agreement. The Fund is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

               (i) The accountants, Deloitte & Touche LLP, who have certified or shall certify the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement to either of them) have represented to the Fund that they are independent public accountants as required by the 1933 Act, the 1940 Act and the Rules and Regulations.

               (j) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), present fairly in all material respects the financial position, results of operations and changes in financial position of the Fund on the basis stated or incorporated by reference in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) in all material respects are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Fund.

               (k) The Fund, subject to the Registration Statement having been declared effective and the filing of the Prospectus under Rule 497 under the 1933 Act Rules and Regulations, has taken all required action under the 1933 Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Shares as contemplated by this Agreement.

               (l) The execution and delivery of, and the performance by the Fund of its obligations under, this Agreement and the Fund Agreements have been duly and validly authorized by the Fund, and this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and, assuming due authorization, execution and delivery by the other parties thereto, constitute the valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution hereunder and thereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

               (m) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Fund has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Fund, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt, of the Fund, or any material adverse change, or any development involving or which may reasonably be expected to involve a Material Adverse Effect.

               (n) The Fund has authorized borrowing pursuant to the Credit Agreement as set forth in the Prospectus; the terms of the Credit Agreement conform in all material respect to the description thereof in the Prospectus.

               (o) The Fund will direct the proceeds of the offering of the Shares as disclosed in the Prospectus under the heading "Use of Proceeds."

               (p) The Fund has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the 1933 Act, the 1940 Act or the Rules and Regulations.

               (q) (i) The Fund has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto), subject to such qualifications as may be set forth in the Prospectus; (ii) the Fund has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Prospectus (and any amendment or supplement thereto); and (iii) except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Fund, except where the failure of (i), (ii) or (iii) to be accurate would not, individually or in the aggregate, have a Material Adverse Effect on the Fund.

               (r) The Fund maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions in portfolio securities are executed in accordance with management's general or specific authorization and with the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Internal Revenue Code of 1986, as amended (the "Code"); (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (s) To the Fund's knowledge, neither the Fund nor any employee or agent of the Fund has made any payment of funds of the Fund or received or retained any funds, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus and that is not so disclosed.

               (t) The Fund has filed all tax returns required to be filed, which returns are complete and correct in all material respects, and the Fund is not in material default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

               (u) No holder of any security of the Fund has any right to require registration of common shares of capital stock or any other security of the Fund because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

               (v) Except as described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and the Fund has no agreement to issue, any shares of capital stock of the Fund or any security convertible into or exchangeable or exercisable for shares of capital stock of the Fund.

               (w) The conduct by the Fund of its business (as described in the Prospectus) does not, to the knowledge of the Fund or the Adviser after reasonable inquiry, require the Fund to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license.

               (x) The Fund is registered under the 1940 Act as a closed-end, diversified management investment company and the 1940 Act Notification has been duly filed with the Commission and conforms in all material respects with all applicable provisions of the 1940 Act and the Rules and Regulations. The Fund is, and at all times through the completion of the transactions contemplated hereby, will be, in compliance in all material respects with the terms and conditions of the 1933 Act and the 1940 Act. No person is serving or acting as an officer, director or investment adviser of the Fund except in accordance with the provisions of the 1940 Act and the 1940 Act Rules and Regulations and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission promulgated under the Advisers Act (the "Advisers Act Rules and Regulations").

               (y) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), the Fund has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Shares, and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund.

               (z) The Fund has filed in a timely manner each document or report required to be filed by it pursuant to the 1934 Act and the rules and regulations of the Commission promulgated thereunder (the "1934 Act Rules and Regulations"); each such document or report at the time it was filed conformed to the requirements of the 1934 Act and the 1934 Act Rules and Regulations; and none of such documents or reports contained an untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

               (aa) All advertising, sales literature or other promotional material (including "prospectus wrappers," "broker kits," "road show slides" and "road show scripts") authorized in writing by or prepared by the Fund or the Adviser for use in connection with the offering and sale of the Shares (collectively, "sales material") complied and comply in all material respects with the applicable requirements of the 1933 Act, the 1940 Act, the Rules and Regulations and the rules and interpretations of the NASD and no such sales material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (bb) Each of the Fund Agreements complies, and the New Advisory Agreement will comply, in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations, except as to rights of indemnity and contribution hereunder.

               (cc) As required by Subchapter M of the Code, the Fund is in compliance with the requirements to qualify as a regulated investment company under the Code; the Fund intends to direct the investment of the proceeds of the offering in such a manner as to comply with the requirements of Subchapter M of the Code.

               (dd) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no director of the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of any Underwriter listed in
Schedule I hereto.

          8. REPRESENTATIONS AND WARRANTIES OF THE ADVISER. CAC represents and warrants to the Underwriters as follows:

               (a) CAC is an insurance company duly organized and authorized to transact its appropriate business under the laws of Illinois, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material adverse effect on the condition (financial or other), business, business prospects, properties, net assets or results of operations of CAC or on the ability of CAC to perform its obligations under this Agreement, the Purchase Agreement or the Advisory Agreement (an "Adviser Material Adverse Effect").

               (b) CAC is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the Advisory Agreement for the Fund as contemplated by the Prospectus (or any amendment or supplement thereto). There does not exist, to the best knowledge of the Adviser, after reasonable investigation, any proceeding or any facts or circumstances the existence of which could lead to any proceeding which might adversely affect the registration of CAC with the Commission.

               (c) There are no legal or governmental proceedings pending or, to the knowledge of CAC, threatened against CAC, or to which CAC or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that may reasonably be expected to involve a prospective material adverse change in the condition (financial or other), business, business prospects, properties, net assets or results of operations of CAC or on the ability of CAC to perform its obligations under this Agreement, the Purchase Agreement or the Advisory Agreement.

               (d) Neither the execution, delivery or performance of this Agreement, the Purchase Agreement or the Advisory Agreement by CAC, nor the consummation by CAC of the transactions contemplated hereby or thereby (A) requires CAC to obtain any consent, approval, authorization or other order of or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official or conflicts or will conflict with or constitutes or will constitute a material breach of or a default under the Articles of Incorporation, or other organizational documents, of CAC, except where the failure to obtain consents, approvals, authorizations, orders, registrations or filings does not have an Adviser Material Adverse Effect or (B) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any material agreement, indenture, lease or other instrument to which CAC is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to CAC or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of CAC pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of CAC is subject that would individually or in the aggregate have an Adviser Material Adverse Effect. CAC is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

               (e) The execution and delivery of, and the performance by CAC of its obligations under, this Agreement, the Purchase Agreement and the Advisory Agreement have been duly and validly authorized by CAC, and this Agreement, the Purchase Agreement and the Advisory Agreement have been duly executed and delivered by CAC and, assuming due authorization, execution and delivery by the other parties thereto, each constitutes the valid and legally binding agreement of CAC, enforceable against CAC in accordance with its terms except as rights to indemnity and contribution hereunder or thereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of CAC's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

               (f) CAC has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus (or any amendment or supplement thereto) and under this Agreement, the Purchase Agreement and the Advisory Agreement.

               (g) The description of CAC in the Registration Statement and the Prospectus (and any amendment or supplement thereto) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

               (h) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), CAC has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to CAC or the Fund and that is required to be disclosed in the Registration Statement or the Prospectus and there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, business prospects, properties, net assets or results of operations of CAC, whether or not arising in the ordinary course of business, or which, in each case, could have a material adverse effect on the ability of CAC to perform its obligations under this Agreement, the Purchase Agreement or the Advisory Agreement.

               (i) (i) CAC has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto); (ii) CAC has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of CAC under any such permit; and (iii), except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to CAC, except where the failures of (i), (ii) or (iii) to be accurate would not, individually or in the aggregate, have an Adviser Material Adverse Effect.

               (j) Except as stated in this Agreement and in the Prospectus (and in any amendment or supplement thereto), CAC has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Shares, and CAC is not aware of any such action taken or to be taken by any affiliates of CAC.

               (k) In the event that the Fund or CAC makes available any promotional materials intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, CAC will install and maintain pre-qualification and password-protection or similar procedures which are reasonably designed to effectively prohibit access to such promotional materials by persons other than qualified broker-dealers and registered representatives thereof.

          9. REPRESENTATIONS AND WARRANTIES OF HIGHLAND. Highland represents \ and warrants to the Underwriters as follows:

               (a) Highland is a limited partnership duly organized and validly existing in good standing under the laws of the State of Delaware, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material adverse effect on the condition (financial or other), business, business prospects, properties, net assets or results of operations of Highland or on the ability of Highland to perform its obligations under this Agreement, the Purchase Agreement or the New Advisory Agreement (a "Highland Material Adverse Effect").

               (b) Highland is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the New Advisory Agreement for the Fund as contemplated by the Prospectus (or any amendment or supplement thereto). There does not exist, to the best knowledge of Highland, after reasonable investigation, any proceeding or any facts or circumstances the existence of which could lead to any proceeding which might adversely affect the registration of Highland with the Commission.

               (c) There are no legal or governmental proceedings pending or, to the knowledge of Highland, threatened against Highland, or to which Highland or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that may reasonably be expected to involve a prospective material adverse change in the condition (financial or other), business, business prospects, properties, net assets or results of operations of Highland or on the ability of Highland to perform its obligations under this Agreement, the Purchase Agreement or the New Advisory Agreement.

               (d) Neither the execution, delivery or performance of this Agreement, the Purchase Agreement or the New Advisory Agreement by Highland, nor the consummation by Highland of the transactions contemplated hereby or thereby
(A) requires Highland to obtain any consent, approval, authorization or other order of or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official or conflicts or will conflict with or constitutes or will constitute a material breach of or a default under the limited partnership agreement, or other organizational documents, of Highland, except where the failure to obtain consents, approvals, authorizations, orders, registrations or filings does not have a Highland Material Adverse Effect or (B) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any material agreement, indenture, lease or other instrument to which Highland is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to Highland or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of Highland pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of Highland is subject that would individually or in the aggregate have a Highland Material Adverse Effect. Highland is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

               (e) The execution and delivery of, and the performance by Highland of its obligations under this Agreement and the Purchase Agreement has been duly and validly authorized by Highland, and this Agreement has been duly executed and delivered by Highland and, assuming due authorization, execution and delivery by the other parties thereto, this Agreement constitutes the valid and legally binding agreements of Highland, enforceable against Highland in accordance with their terms except as rights to indemnity and contribution hereunder or thereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of Highland's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

               (f) Highland has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus (or any amendment or supplement thereto) and under this Agreement, the Purchase Agreement and the New Advisory Agreement.

               (g) The description of Highland in the Registration Statement and the Prospectus (and any amendment or supplement thereto) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

               (h) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), Highland has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to Highland and that is required to be disclosed in the Registration Statement or the Prospectus and there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, business prospects, properties, net assets or results of operations of Highland, whether or not arising in the ordinary course of business, or which, in each case, could have a material adverse effect on the ability of Highland to perform its obligations under this Agreement, the Purchase Agreement or the New Advisory Agreement.

               (i) (i) Highland has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto); (ii) Highland has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of Highland under any such permit; and (iii), except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to Highland, except where the failures of (i), (ii) or (iii) to be accurate would not, individually or in the aggregate, have a Highland Material Adverse Effect.

               (j) Except as stated in this Agreement and in the Prospectus (and in any amendment or supplement thereto), Highland has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Shares, and Highland is not aware of any such action taken or to be taken by any affiliates of Highland.

          10. INDEMNIFICATION AND CONTRIBUTION.

               (a) (i) The Fund and the Adviser, jointly and severally, agree to indemnify and hold harmless each of the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information furnished in writing to the Fund by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent by the Underwriters as required to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in such Prospectus, provided that the Fund has delivered such Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Fund or the Adviser may otherwise have.

               (ii) Highland agrees to indemnify and hold harmless each of the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom concerns the description of Highland and its business or its intended management of the Fund; provided, however, that the indemnification contained in this paragraph (a)(ii) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent by the Underwriters as required to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in such Prospectus, provided that the Fund has delivered such Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which Highland may otherwise have.

               (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Fund, CAC or Highland, respectively, such Underwriter or such controlling person shall promptly notify the Fund, CAC or Highland, and the Fund, CAC or Highland shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Fund, CAC or Highland has agreed in writing to pay such fees and expenses, (ii) the Fund, CAC and Highland have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Fund, CAC or Highland and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Fund, CAC or Highland, as the case may be, by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Fund, CAC or Highland, as the case may be, shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Fund, CAC or Highland, as the case may be, shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by the Underwriters, and that all such fees and expenses shall be reimbursed as they are incurred. The Fund, CAC or Highland, as the case may be, shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there is a final judgment for the plaintiff in any such action, suit or proceeding, the Fund, CAC or Highland, as the case may be, agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding relevant subparagraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

               (c) Each Underwriter agrees to indemnify and hold harmless the Fund, CAC and Highland, any directors or officers who sign the Registration Statement, and any person who controls the Fund, CAC or Highland within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Fund, CAC and Highland to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Fund, CAC or Highland, any of their directors, any such officer, or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Fund, CAC and Highland by paragraph (b) above (except that if the Fund, CAC or Highland shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Fund, CAC and Highland, their directors, any such officer, and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

               (d) If the indemnification provided for in this Section 10 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund, CAC or Highland, as the case may be, on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund, CAC or Highland, as the case may be, on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Fund, CAC and, if the New Advisory Agreement becomes effective, Highland on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Fund bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Fund and CAC (treated jointly for this purpose as one person), Highland and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund and CAC (treated jointly for this purpose as one person), Highland or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               (e) The Fund, CAC, Highland and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph
(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 10 are several in proportion to the respective numbers of Shares set forth opposite their names in Schedule I hereto (or such numbers of Shares increased as set forth in Section 13 hereof) and not joint.

               (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

               (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 10 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 10 and the representations and warranties of the Fund, CAC and Highland set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Fund, CAC, Highland, directors or officers, or any person controlling the Fund, CAC or Highland, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Fund, CAC, Highland, directors or officers, or any person controlling the Fund, CAC or Highland, shall be entitled to the benefits of the indemnity, contribution, and reimbursement agreements contained in this Section 10.

               (h) Any indemnification by the Fund shall be subject to the requirements and limitations of Section 17(i) of the 1940 Act.

          11. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Shares hereunder are subject to the following conditions:

               (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by the Underwriters, and all filings, if any, required by Rules 497 and 430A under the 1933 Act and the 1933 Act Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act shall have been issued and no proceeding for those purposes shall have been instituted or, to the knowledge of the Fund, CAC, Highland or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the registration statement or the prospectus or otherwise) shall have been complied with to the Underwriters' reasonable satisfaction.

               (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change or any development involving a prospective change in or affecting the condition (financial or other), business, business prospects, properties, net assets, or results of operations of the Fund, CAC or Highland not contemplated by the Prospectus, which in the Underwriters' opinion would materially, adversely affect the market for the Shares, or (ii) any event or development relating to or involving the Fund, CAC or Highland or any officer, or director of the Fund, CAC or Highland which makes any statement made in the Prospectus untrue or which, in the opinion of the Fund and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations or any other law to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in the Underwriters' opinion, materially adversely affect the market for the Shares.

               (c) The Fund shall have furnished to you a report showing compliance with the asset coverage requirements of the 1940 Act and a Preferred Shares Basic Maintenance Certificate (as defined in the Certificate), each dated the Closing Date and in form and substance satisfactory to you. Each such report may use portfolio holdings and valuations as of the close of business of any day not more than six business days preceding the Closing Date, provided, however, that the Fund represents in such report that its total net assets as of the Closing Date have not declined by 5% or more from such valuation date.

               (d) The Underwriters shall have received on the Closing Date an opinion of Stroock & Stroock & Lavan LLP, counsel for the Fund, dated the Closing Date and addressed to you, in form and substance satisfactory to you and to the effect that:

                    (i) The Fund (A) is a corporation duly incorporated and validly existing under the laws of the State of Maryland with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and (B) is duly registered and qualified to conduct its business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect on the Fund;

                    (ii) The Fund has no subsidiaries;

                   (iii) The authorized and outstanding capital stock of the
                         Fund is as set forth under the caption "Capitalization" in the Prospectus; and the authorized capital stock of the Fund conforms in all material respects as to legal matters to the description thereof contained in the Prospectus under the captions "Description of Preferred Shares" and "Description of Common Stock" which conforms in all legal material respects as to legal matters to the terms thereof contained in the Fund's Charter;

                    (iv) All outstanding shares of capital stock of the Fund
                         have been duly authorized and validly issued by the Fund, and are fully paid and nonassessable;

                    (v) The Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued by the Fund, fully paid and nonassessable and free of any preemptive, or to the knowledge of such counsel after reasonable inquiry, similar rights that entitle or will entitle any person to acquire any Shares upon the issuance thereof by the Fund, and will conform to the description thereof contained in the Prospectus under the caption "Description of Preferred Shares";

                    (vi) The form of the certificate for the Shares conforms to the requirements of Maryland law;

                   (vii) The Registration Statement and all post-effective
                         amendments, if any, have become effective under the 1933 Act and the 1933 Act Rules and Regulations and, to the best knowledge of such counsel after reasonable inquiry, no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act has been issued and no proceedings for that purpose are pending before or contemplated by the Commission; and any required filing of the Prospectus pursuant to Rule 497 of the 1933 Act Rules and Regulations has been made in accordance with Rule 497;

                  (viii) The Fund has corporate power and authority to enter into this Agreement and each of the Fund Agreements and to issue, sell and deliver the Shares to the Underwriters as provided herein, and this Agreement and each of the Fund Agreements have been duly authorized, executed and delivered by the Fund and each is a valid, legal and binding agreement of the Fund, enforceable against the Fund in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder or thereunder may be limited by Federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Fund's obligations hereunder or thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law);

                    (ix) (A) The Fund is not in violation of the Charter, the
                         Articles Supplementary, the By-laws, or other organizational documents, and (B) based upon a certificate executed by officers of the Fund delivered to us, is not in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in the Prospectus;

                    (x) Neither the offer, sale or delivery of the Shares, the execution, delivery or performance of this Agreement and the Fund Agreements by the Fund, compliance by the Fund with the provisions hereof or thereof nor consummation by the Fund of the transactions contemplated hereby and the Fund Agreements constitutes or will constitute a breach of, or a default under, the Charter, the Articles Supplementary, or Bylaws, or other organizational documents, of the Fund or any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties is bound that is an exhibit to the Registration Statement, nor will any such action result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable state securities or blue sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to the Fund or any of its properties;

                    (xi) No consent, approval, authorization or other order of, or registration or filing with, the Commission, the NASD, any national securities exchange, or, to counsel's knowledge, any state securities commission, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Fund (except such as may have been obtained prior to the date hereof and such as may be required for compliance with the state securities or blue sky laws of various jurisdictions) for the valid issuance and sale of the Shares to the Underwriters as contemplated by this Agreement, the execution, delivery and performance by the Fund of this Agreement and the Fund Agreements or the consummation of the transactions contemplated hereby and thereby;

                   (xii) The Registration Statement, the Prospectus and any
                         supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the 1933 Act, the 1940 Act, and the Rules and Regulations;

                  (xiii) To the knowledge of such counsel based, as to the
                         existence thereof, solely on reasonable inquiry of appropriate officers and representatives of the Fund and not on any docket search or any other independent inquiry, (A) other than as described or contemplated in the Registration Statement or Prospectus (or any amendment or supplement thereto), there are no legal or governmental proceedings pending or threatened against the Fund, or to which the Fund or any of its properties is subject, which are required to be described in the Registration Statement or Prospectus (or any amendment or supplement to either of them) and (B) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described or filed as required, as the case may be;

                   (xiv) The statements in the Registration Statement and
                         Prospectus, insofar as they (A) are descriptions of contracts, agreements or other legal documents, or (B) refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown;

                    (xv) Each of the Fund Agreements complies in all material
                         respects with all applicable provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations, except as to rights of indemnity and contribution as to which we express no opinion;

                   (xvi) The Fund is duly registered with the Commission under the 1940 Act and the 1940 Act Rules and Regulations as a closed-end, diversified management investment company and, to such counsel's knowledge after reasonable inquiry, no order of suspension or revocation of such registration under the 1940 Act and the 1940 Act Rules and Regulations has been issued or proceedings therefor initiated or threatened by the Commission; the provisions of the Charter, the Articles Supplementary, and Bylaws comply as to form in all material respects with the applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations, the provisions of the Charter, the Articles Supplementary, and the Bylaws and the investment policies and restrictions described in the Registration Statement and the Prospectus (in the Prospectus and the statement of additional information) comply in all material respects with the requirements of the 1940 Act, and all action has been taken by the Fund as is required of the Fund by the 1933 Act and the 1940 Act and the Rules and Regulations in connection with the issuance and sale of the Shares to make the public offering and consummate the sale of the Shares as contemplated by this Agreement;

                  (xvii) Except as described in the Prospectus, to such
                         counsel's knowledge there are no outstanding options, warrants or other rights calling for the issuance of, and since April 26, 2001, the Board of Directors of the Fund has not approved the issuance of (other than in connection with the reinvestment of dividends) any shares of capital stock of the Fund or any security convertible into or exchangeable or exercisable for shares of capital stock of the Fund;

                 (xviii) Except as described in the Prospectus, such counsel does not know of any holder of any security of the Fund or any other person who has the right, contractual or otherwise, to cause the Fund to sell or otherwise issue to them, or to permit them to underwrite the sale of, the Shares or the right to have any securities of the Fund included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the 1933 Act of any securities of the Fund;

                   (xix) The Fund does not require any tax or other rulings to enable it to qualify as a regulated investment company under Subchapter M of the Code;

                    (xx) The Credit Agreement conforms in all material respects to the description thereof in the Prospectus under the heading "Description of Credit Facility";

                   (xxi) Such counsel shall also state that, while they have
                         not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, except to the limited extent stated in paragraphs (iii), (xiv) and
                         (xx) above, in the course of their review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of the Fund and its independent accountants (relying as to materiality to a large extent on the opinions of officers and other representatives of the Fund, CAC and Highland), no facts have come to their attention which cause them to believe that the Registration Statement or any amendment or supplement thereto (except as to any financial statements or other financial data included in the Registration Statement or any such amendment or supplement, as to which they express no belief), as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus or any amendment or supplement thereto (except as to any financial statements or other financial data included in the Prospectus or any such amendment or supplement, as to which they express no belief), as of its issue date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

               Insofar as the opinions expressed above relate to or are dependent upon matters governed by Maryland law, Stroock & Stroock & Lavan LLP will be permitted to rely on the opinion of Ballard Spahr Andrews & Ingersoll, LLP.

               (e) The Underwriters shall have received on the Closing Date an opinion of Lynne Gugenheim, Deputy General Counsel for CAC, dated the Closing Date and addressed to you, in form and substance satisfactory to you and to the effect that:

                    (i) CAC is an insurance company duly organized and authorized to transact its appropriate business under the laws of Illinois, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a material adverse effect on the condition (financial or other), business, business prospects, properties, net assets or results of operations of CAC and its subsidiaries, taken as a whole, or on the ability of CAC to perform its obligations under this Agreement and the Advisory Agreement;

                    (ii) CAC is duly registered with the Commission as an
                         investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the Advisory Agreement for the Fund as contemplated by the Prospectus (or any amendment or supplement thereto); and, to such counsel's knowledge after reasonable inquiry, no order of suspension or revocation of such registration under the Advisers Act and the Advisers Act Rules and Regulations has been issued or proceedings therefor initiated or threatened by the Commission;

                   (iii) CAC has full power and authority to enter into this
                         Agreement and the Advisory Agreement, and this Agreement and the Advisory Agreement have been duly authorized, executed and delivered by CAC and each is a valid, legal and binding agreement of CAC, enforceable against CAC in accordance with its terms except as enforcement of rights to indemnity and contribution hereunder or thereunder may be limited by Federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of CAC's obligations hereunder or thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law);

                    (iv) Except for the Credit Agreement, neither the execution, delivery or performance of this Agreement, the Purchase Agreement or the Advisory Agreement by CAC, compliance by CAC with the provisions hereof or thereof nor consummation by CAC of the transactions contemplated by this Agreement, the Purchase Agreement and the Advisory Agreement conflicts or will conflict with, or constitutes or will constitute a breach of or default under, the Articles of Incorporation, or other organizational documents, of CAC or any agreement, indenture, lease or other instrument to which CAC is a party or by which it or any of its properties is bound that is known to such counsel after reasonable inquiry of appropriate officers and representatives of CAC, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of CAC, nor will any such action result in any violation of any existing law, regulation, ruling, judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to CAC or any of its properties;

                    (v) No consent, approval, authorization or other order of, or registration or filing with, the Commission, the NASD, or, to such counsel's knowledge, any national securities exchange, any state securities commission, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of CAC (except such as have been obtained prior to the date hereof) for the execution, delivery and performance by it of this Agreement, the Purchase Agreement and the Fund Agreements to which it is a party or the consummation by it of the transactions contemplated hereby and thereby;

                    (vi) To the knowledge of such counsel after reasonable
                         inquiry, there are no legal or governmental proceedings pending or threatened against CAC or to which CAC or any of its properties is subject, which are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or which may reasonably be expected to involve a prospective material adverse change on the ability of CAC to perform its obligations under this Agreement and the Advisory Agreement;

                   (vii) The obligations of CAC under this Agreement and the
                         Advisory Agreement comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations;

                  (viii) CAC has full power and authority, and, to such
                         counsel's knowledge, all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies (except where the failure so to have any such authorizations, approvals, orders, licenses, certificates, franchises or permits, individually or in the aggregate, would not have a material adverse effect on the business, properties, operations or financial condition of CAC and its subsidiaries, taken as a whole), to own its properties and to conduct business as now being conducted, as described in the Prospectus, and to perform its obligations under the Advisory Agreement; and

                    (ix) Such counsel shall also state that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of their review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of the Advisor, no facts have come to their attention which cause them to believe that the description of CAC contained in the Registration Statement (and any amendment or supplement thereto), as of its effective date, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the description of CAC contained in the Prospectus or any amendment or supplement thereto, as of its issue date and as of the Closing Date, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

               (f) The Underwriters shall have received on the Closing Date an opinion of Stroock & Stroock & Lavan LLP, counsel for the Highland, dated the Closing Date and addressed to you, in form and substance satisfactory to you and to the effect that:

                    (i) Highland is a limited partnership duly organized and validly existing in good standing under the laws of the State of Delaware with full partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a material adverse effect on the condition (financial or other), business, business prospects, properties, net assets or results of operations of Highland and its subsidiaries, taken as a whole, or on the ability of Highland to perform its obligations under this Agreement and the New Advisory Agreement;

                    (ii) Highland is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the New Advisory Agreement as contemplated by the Prospectus (or any amendment or supplement thereto); and, to such counsel's knowledge after reasonable inquiry, no order of suspension or revocation of such registration under the Advisers Act and the Advisers Act Rules and Regulations has been issued or proceedings therefor initiated or threatened by the Commission;

                   (iii) Highland has full power and authority to enter into
                         this Agreement and the New Advisory Agreement, and this Agreement has been duly authorized, executed and delivered by Highland and is a valid, legal and binding agreement of Highland, enforceable against Highland in accordance with its terms except as enforcement of rights to indemnity and contribution hereunder may be limited by Federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of Highland's obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law);

                    (iv) Neither the execution, delivery or performance of this
                         Agreement or the New Advisory Agreement by Highland, compliance by Highland with the provisions hereof or thereof nor consummation by Highland of the transactions contemplated by this Agreement and the New Advisory Agreement conflicts or will conflict with, or constitutes or will constitute a breach of or default under, the limited partnership agreement, or other organizational documents, of Highland or any agreement, indenture, lease or other instrument to which Highland is a party or by which it or any of its properties is bound that is known to such counsel after reasonable inquiry of appropriate officers and representatives of Highland, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Highland, nor will any such action result in any violation of any existing law, regulation, ruling, judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to Highland or any of its properties;

                    (v) No consent, approval, authorization or other order of, or registration or filing with, the Commission, the NASD, or, to such counsel's knowledge, any national securities exchange, any state securities commission, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of Highland (except such as have been obtained prior to the date hereof) for the execution, delivery and performance by it of this Agreement or the New Advisory Agreement or the consummation by it of the transactions contemplated hereby and thereby;

                    (vi) To the knowledge of such counsel after reasonable
                         inquiry, there are no legal or governmental proceedings pending or threatened against Highland or to which Highland or any of its properties is subject, which are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or which may reasonably be expected to involve a prospective material adverse change on the ability of Highland to perform its obligations under this Agreement and the New Advisory Agreement;

                   (vii) The obligations of Highland under this Agreement and the New Advisory Agreement comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations;

                  (viii) Highland has full power and authority, and, to such counsel's knowledge, all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies (except where the failure so to have any such authorizations, approvals, orders, licenses, certificates, franchises or permits, individually or in the aggregate, would not have a material adverse effect on the business, properties, operations or financial condition of Highland and its subsidiaries, taken as a whole), to own its properties and to conduct business as now being conducted, as described in the Prospectus, and to perform its obligations under the New Advisory Agreement

                    (ix) Such counsel shall also state that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of their review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of Highland, no facts have come to their attention which cause them to believe that the description of Highland contained in the Registration Statement (and any amendment or supplement thereto), as of its effective date, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the description of Highland contained in the Prospectus or any amendment or supplement thereto, as of its issue date and as of the Closing Date, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

               (g) The Underwriters shall have received on the Closing Date an opinion of Skadden, Arps, Slate Meagher and Flom LLP, counsel for the Underwriters, dated the Closing Date and addressed to the Underwriters, with respect to such matters as the Underwriters may reasonably request and the Fund, and the Adviser and their respective counsels shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters. It is agreed that Skadden, Arps, Slate Meagher and Flom LLP may rely on the opinions of Stroock & Stroock & Lavan LLP (or those of Maryland counsel, if applicable) to the extent those opinions relate to or are dependent upon matters governed by the laws of the State of Maryland.

               (h) The Underwriters shall have received letters addressed to you, dated the date hereof and the Closing Date, from Deloitte & Touche LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

               (i) (i) No order suspending the effectiveness of the registration statement or the Registration Statement or prohibiting or suspending the use of the Prospectus (or any amendment or supplement thereto) or any Prepricing Prospectus or any sales material shall have been issued and no proceedings for such purpose or for the purpose of commencing an enforcement action against the Fund, CAC, Highland or, with respect to the transactions contemplated by the Prospectus (or any amendment or supplement thereto) and this Agreement, the Underwriters, may be pending before or, to the knowledge of the Fund, CAC, Highland or the Underwriters or in the reasonable view of counsel to the Underwriters, shall be threatened or contemplated by the Commission or any court or other regulatory or self-regulatory body having jurisdiction at or prior to the Closing Date and that any request for additional information on the part of the Commission or such court or other body (to be included in the Registration Statement, the Prospectus or otherwise) be complied with to the satisfaction of the Underwriters; (ii) there shall not have been any change in the capital stock of the Fund nor any material increase in the short-term or long-term debt of the Fund (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, business prospects, properties, net assets or results of operations of the Fund, CAC or Highland; (iv) the Fund shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Fund, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement to either of them); and (v) all the representations and warranties of the Fund and the Advisers contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and the Underwriters shall have received a certificate of each of the Fund, CAC and Highland, dated the Closing Date and signed by the chief executive officer and the chief financial officer of each of the Fund, CAC and Highland (or such other officers as are acceptable to the Underwriters), to the effect set forth in this Section 11(i) and in Section 11(j) hereof.

               (j) None of the Fund, CAC or Highland shall have failed at or prior to the Closing Date to have performed or complied in all material respects with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

               (k) The Fund shall have delivered and the Underwriters shall have received evidence satisfactory to the Underwriters that the Shares are rated 'aaa' by Moody's and 'AAA' by S&P as of the Closing Date, and there shall not have been given any notice of any intended or potential downgrading, or of any review for a potential downgrading, in the rating accorded to the Shares by either Rating Agency.

               (l) The Fund, CAC and Highland shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

          All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Underwriters and the Underwriters' counsel.

          Any certificate or document signed by any officer of the Fund, CAC or Highland and delivered to the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Fund, CAC or Highland, as the case may be, to the Underwriters as to the statements made therein.

          12. EXPENSES. The Fund agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus and each amendment or supplement to any of them (including, without limitation, the filing fees prescribed by the 1933 Act, the 1940 Act and the Rules and Regulations); (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Prepricing Prospectus, the Prospectus, any sales material and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the original issuance and sale of the Shares; (iv) the reproduction and delivery of this Agreement, any dealer agreements, the preliminary blue sky memorandum, if any, and all other agreements or documents reproduced and delivered in connection with the offering of the Shares; (v) the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to blue sky matters; (vi) fees paid to the Rating Agencies; (vii) the transportation and other expenses incurred by or on behalf of Fund representatives in connection with presentations to prospective purchasers of the Shares; and (viii) the fees and expenses of the Fund's accountants and the fees and expenses of counsel (including local and special counsel) for the Fund.

          13. EFFECTIVE DATE OF AGREEMENT. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or
(ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Fund, by notifying the Underwriters, or by the Underwriters, by notifying the Fund.

          If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase hereunder on the Closing Date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Shares set forth opposite its name in Schedule I hereto bears to the aggregate number of Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters are obligated, but fail or refuse, to purchase. If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase on the Closing Date and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to you and the Fund for the purchase of such Shares by one or more non-defaulting Underwriters or other party or parties approved by you and the Fund are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Fund, CAC or Highland. In any such case which does not result in termination of this Agreement, either you or the Fund shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in
Schedule I hereto who, with your approval and the approval of the Fund, purchases Shares which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

          Any notice under this Section 13 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

          14. TERMINATION OF AGREEMENT. This Agreement shall be subject to termination in the Underwriters' absolute discretion, without liability on the part of any Underwriter to the Fund, CAC or Highland, by notice to the Fund, CAC or Highland, if prior to the Closing Date (i) trading in the Common Shares or securities generally on the NYSE, American Stock Exchange, Nasdaq National Market or Nasdaq Stock Market shall have been suspended or materially limited
(ii) a general moratorium on commercial banking activities shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which is to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Shares by the Underwriters. Notice of such termination may be given to the Fund by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

          15. INFORMATION FURNISHED BY THE UNDERWRITERS. The statements set forth in the third paragraph under the caption "Underwriting" relating to dealer concessions and reallowances in any Prepricing Prospectus and in the Prospectus, constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 7(b) and 9 hereof.

          16. MISCELLANEOUS. Except as otherwise provided in Sections 5, 6, 13 and 14 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Fund and/or CAC, if CAC is the Fund's investment adviser, to CNA Plaza, 23S, Chicago, Illinois 60685,
Attention: Lynne Gugenheim; (ii) if to the Fund and/or Highland, if Highland is the Fund's investment adviser, to 13455 Noel Road, Suite 1300, Dallas, Texas 75240, Attention: R. Joseph Dougherty, or (iii) if to the Underwriters, to Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York 10013,
Attention: Syndicate Department.

          This Agreement has been and is made solely for the benefit of the Underwriters, the Fund, the Adviser, Highland directors and officers, and the other controlling persons referred to in Section 10 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from the Underwriters of any of the Shares in his status as such purchaser.

          17. APPLICABLE LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          This Agreement may be signed in various counterparts, which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

          Please confirm that the foregoing correctly sets forth the agreement among the Fund, the Adviser, Highland and the several Underwriters.

                                Very truly yours,

                                 CNA INCOME SHARES, INC.

                                 By:
                                 Title:

                                 CONTINENTAL ASSURANCE COMPANY

                                 By:
                                 Title:

                                 HIGHLAND CAPITAL MANAGEMENT, L.P.
                                 By:  Strand Advisors, Inc., its general partner


                                 By:
                                 Title:


Confirmed as of the date first
above mentioned on behalf of
themselves and the other several
 Underwriters named in Schedule I hereto.

SALOMON SMITH BARNEY INC.
GRUNTAL & CO. L.L.C.

As the Representative for the Underwriters
By: SALOMON SMITH BARNEY INC.

By:
    ----------------------------------

                                                      SCHEDULE I

                             CNA Income Shares, Inc.


Underwriter                                                Number of Shares
-----------                                                ----------------
Salomon Smith Barney Inc......................
Gruntal & Co., L.L.C..........................
Total.........................................